LIBERTY HIGH YIELD MUNICIPAL FUND

                  Supplement to Prospectus dated April 1, 2001
                    (Replacing Supplement dated June 5, 2001)

The Fund's prospectus is amended to include the following:

1. On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including the investment advisor of the Fund. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Fund's investment advisor and, therefore, an assignment of its investment advisory contract with the Fund. At a meeting of shareholders held on September 26, 2001, shareholders of the Fund approved a new investment advisory contract. The new contract is substantially identical in all respects to the contract in effect prior to November 1, 2001 except for its effective and termination dates and other non-material changes.


2. Effective immediately, the section entitled "Principal Investment Strategies" in the Fund's prospectus is revised in its entirety, as follows:


                                Principal Investment Strategies
                                ------------------------------------------------
UNDERSTANDING TAX-              Under normal circumstances, the portfolio
EXEMPT SECURITIES               manager invests at least 80% of the Fund's net
                                assets (plus any borrowings for investment
Tax-Exempt Bonds are            purposes) in relatively high-yielding
issued by state and             securities. These generally are medium- or
local governments for           lower-rated securities or unrated securities of
various public                  comparable quality, but also may include other
purposes.  The interest         securities that have the potential for high
on tax-exempt bonds,            yield, such as inverse floating rate
typically,  is not              obligations. Lower rated securities in which the
subject to federal              Fund invests are sometimes referred to as "junk
income tax.  As a result,       bonds." Investments in higher-quality securities
the yields on tax-              may reduce the Fund's current income.
exempt securities are
generally lower than the        It is a fundamental policy that the Fund will
yields on taxable bonds         ordinarily invest at least 80% of its total
with similar maturities.        assets in tax-exempt securities. The Fund may
However, a portion or           invest up to 20% of its total assets in
all of such interest            high-quality taxable money market instruments.
may be subject to a             The portfolio manager may purchase bonds of any
shareholder's federal           maturity.
alternative minimum
tax liability.  Tax-            The Fund is permitted to invest all of its
exempt bond funds may           assets in bonds subject to the alternative
be appropriate for              minimum tax.
investors in high tax
brackets who seek               Additional strategies that are not principal
current income                  investment strategies and the risks associated
that is free from               with them are described later in this prospectus
federal tax.                    under "Other Investment Strategies and Risks."


783-36/993H-1001                                                November 1, 2001